                                                                      Exhibit 23


            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference in the following Registration Statements of our reports dated August 19, 2005, with respect to the consolidated financial statements and schedule of OM Group, Inc. and subsidiaries, management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of OM Group, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 2004:

Registration
  Statement                         Description                                     Filing Date
-------------                       -----------                                     -----------
33-74674                   OM Group, Inc. Long Term Incentive                       January 27, 1995
                           Compensation Plan - Form S-8 Registration
                           Statement--1,015,625 Shares

333-07529                  OMG Americas, Inc. Employees' Profit                     July 3, 1996
                           Sharing Plan--Form S-8 Registration
                           Statement--250,000 Shares

333-07531                  OM Group, Inc. Non-Employees Directors'                  July 3, 1996
                           Equity Plan--Form S-8 Registration
                           Statement--250,000 Shares

333-47230                  OM Group, Inc. 1998 Long-Term Incentive                  October 3, 2000
                           Compensation Plan--Form S-8 Registration
                           Statement--2,000,000 Shares

333-65852                  OM Group, Inc. 1998 Long-Term Incentive                  July 25, 2001
                           Compensation Plan--Form S-8 Registration
                           Statement--2,000,000 Shares


                                                           /s/ Ernst & Young LLP


Cleveland, Ohio
August 19, 2005